UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 12, 2008

Merrill Lynch Mortgage Trust 2008-C1
(Exact name of the Issuing Entity)
Commission File Number of the Issuing Entity: 333-142235-06

Bank of America, National Association, Dexia Real Estate Capital Markets,
Merrill Lynch Mortgage Lending, Inc., PNC Bank, National Association,
General Electric Capital Corporation and Capmark Finance Inc.
(Exact name of the Sponsor as specified in its charter)

Merrill Lynch Mortgage Investors, Inc.
(Exact name of the Registrant as specified in its charter)
Commission File Number of the Registrant: 333-142235

Delaware	333- 142235-06	13-3416059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 World Financial Center, 16th Floor 250 Vesey Street, New York, New York	10080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 449-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell company transactions:

Not applicable.

(d)  Exhibits:

4.1
Pooling and Servicing Agreement dated as of June 1, 2008, among Merrill Lynch Mortgage Investors, Inc. as depositor, Bank of America, National Association as master servicer no. 1, Midland Loan Services, Inc. as master servicer no. 2, Wachovia Bank, National Association as master servicer no. 3, Midland Loan Services, Inc. as special servicer, U.S. Bank National Association as trustee, and LaSalle Bank National Association as certificate administrator and custodian.*

* Reflects corrections made to the exhibits to the Pooling and Servicing Agreement filed with the Commission on June 26, 2008 as Exhibit 4.1 to the Current Report on Form 8-K (File No. 333-142235-06), primarily to change certain references from “Trustee” to “Certificate Administrator” and to include the omitted Form of Distribution Date Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 28, 2008

MERRILL LYNCH MORTGAGE INVESTORS, INC.

By:		/s/ David M. Rodgers
	Name:	David M. Rodgers
	Title:	Executive Vice President,
Chief Officer in Charge of
Commercial Mortgage Securitization

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.	Description

4.1
Pooling and Servicing Agreement dated as of June 1, 2008, among Merrill Lynch Mortgage Investors, Inc. as depositor, Bank of America, National Association as master servicer no. 1, Midland Loan Services, Inc. as master servicer no. 2, Wachovia Bank, National Association as master servicer no. 3, Midland Loan Services, Inc. as special servicer, U.S. Bank National Association as trustee, and LaSalle Bank National Association as certificate administrator and custodian.*

* Reflects corrections made to the exhibits to the Pooling and Servicing Agreement, filed with the Commission on June 26, 2008 as Exhibit 4.1 to the Current Report on Form 8-K (File No. 333-142235-06), primarily to change certain references from “Trustee” to “Certificate Administrator” and to include the omitted the Form of Distribution Date Statement.